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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

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                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 24, 1999
                                                 -------------------------------

                    FIRST SECURITY AUTO OWNER TRUST 1999-2
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            (Exact name of registrant as specified in its charter)



          United States of America                          333-70003                           87-6244072
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(State or other Jurisdiction of Incorporation)      (Commission File Number)        (I.R.S. employer Identification No.)
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                             79 South Main Street
                          Salt Lake City, Utah  84111
                   (Address of principal executive offices)
                   ----------------------------------------

Registrant's telephone number, including area code:  801-246-5976


                                  Page 1 of 4
                        Exhibit Index appears on Page 4

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Item 5.      Other Events
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             On May 24, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $199,000,000.00 aggregate principal amount of
Class A-1 ___% Asset Backed Notes, $232,000,000.00 aggregate principal amount of
Class A-2 ___% Asset Backed Notes, $276,000,000.00 aggregate principal amount of
Class A-3 ___% Asset Backed Notes, $273,733,000.00 aggregate principal amount of
Class A-3 ___% Asset Backed Notes and $51,618,000.00 aggregate principal amount of Class B ___% Asset Backed Notes of First Security Auto Owner Trust 1999-2.
The term sheet is attached hereto as Exhibit 99.

Exhibit 99   The following is filed as an Exhibit to this Report under Exhibit
99.

                 Term Sheet dated May 24, 1999, with respect to the proposed issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3
                 Notes, Class A-4 Notes and Class B Notes of First Security Auto
                 Owner Trust 1999-2.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST SECURITY AUTO OWNER TRUST 1999-2

                                        (Registrant)

Dated: May 24, 1999                     By:  First Security Bank, N.A., as
                                             Servicer

                                        By:___________________________________
                                        Name:
                                        Title:
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                               INDEX TO EXHIBITS
                               -----------------

                                                              Sequentially
 Exhibit Number                    Exhibit                    Numbered Page
----------------     -----------------------------------     ---------------
       99            Term Sheet dated as of May 24, 1999            5